TEMPLETON EMERGING MARKETS
INCOME FUND, INC.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                    [BACKGROUND GRAPHIC OF WORLD GLOBE]


TEMPLETON
EMERGING
MARKETS
INCOME
FUND, INC.

Annual Report
August 31, 1996


                           [FRANKLIN TEMPLETON LOGO]

[RECYCLE LOGO]                                          TLTEI A96 10/96

TEMPLETON EMERGING
MARKETS INCOME FUND

  YOUR FUND'S OBJECTIVE:

  The Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign-related entities and private sector companies in emerging market countries.


October 15, 1996

Dear Shareholder:

This annual report for the Templeton Emerging Markets Income Fund covers the fiscal year ended August 31, 1996. We are pleased to report that the Fund produced a total return of 23.73% in market-price terms, as shown in the Performance Summary on page 5. Based on the change in actual net asset value, the total return was 24.31%.

The Fund's strong showing can be attributed to the performance of bond markets in Mexico, Argentina, and Brazil. During the fiscal year, Mexico's bonds provided a total return of 20%, Argentina's provided 23%, and Brazil's provided 33% in reaction to tight monetary and fiscal measures adopted by these countries to bolster investor confidence following the 1994 Mexican peso devaluation. Although these policies initially resulted in recessions in all three countries,

                     TEMPLETON EMERGING MARKETS INCOME FUND

Geographic Distribution on 8/31/96
Based on Total Net Assets

Latin America                   62.9%
Asia                            13.4%
Europe                          13.4%
Middle East & Africa             6.5%
United States                    3.8%


their economic conditions differed at the end of the reporting period. On August 31, 1996, the Mexican economy was the strongest, having bottomed-out during the second quarter of 1995, when it began an export-led recovery. Argentina was beginning to show signs of renewed economic growth after a mild but persistent recession. However, Brazil's economy remained in recession because of high interest rates brought on by its large budget deficit.

During the fiscal year, we benefited strongly from our Argentine, Brazilian, and Mexican holdings, and increased our positions in Argentina and Mexico. But due to the sluggish Brazilian economy, we took some profits and decreased our allocation to that country.

The Fund also benefited from its holdings of restructured Panamanian and Peruvian debt, as well as its Bulgarian and Russian bonds, all of which significantly rose in value during the year. Bulgarian bond prices were aided by that government's negotiation of a new borrowing agreement with the International Monetary Fund, while Russian bond prices rose as economic reforms, including the restructuring of the banking sector and the issuance of bonds to foreign investors, brought inflation down sharply during the year.

President Yeltsin's victory seemed to indicate that many Russians are committed to continued monetary, fiscal, and foreign reserve reforms, which we believe should put downward pressure on Russia's domestic interest rates and reduce the size of the country's fiscal deficit. Although the high rate of tax evasion in Russia is a continuing source of concern, investors appeared cheered by the recent free and fair election campaign.

   TEMPLETON EMERGING
   MARKETS INCOME FUND

   Top 10 Countries Represented in the Fund on 8/31/96
   As a Percentage of Total Net Assets

                                           % OF TOTAL
   COUNTRY                                 NET ASSETS
   Argentina                                 15.8%

   Brazil                                    13.1%

   Mexico                                    11.1%

   Venezuela                                  9.4%

   Indonesia                                  5.6%

   Ecuador                                    5.1%

   Philippines                                4.7%

   Morocco                                    3.9%

   Poland                                     3.4%

   Czech Republic                             3.1%

   Bulgaria                                   3.1%


Looking forward, we expect to increase our exposure in countries that we believe have implemented economic policies designed to improve their fiscal positions and external balance of payments. Since prices for emerging market debt are, in our opinion, at or above fair value, we feel that an important near-term factor which may contribute to a correction would be a change in interest rate policy in the United States. In the meantime, assuming normal market volatility, we will look for investment opportunities when bond prices temporarily deviate from our assessment of their underlying value.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects the strategies we employed for the Fund during the past year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Neil S. Devlin
----------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Emerging Markets Income Fund, Inc.


 Neil S. Devlin, CFA, became the lead portfolio manager of Templeton Emerging Markets Income Fund, Inc. on May 23, 1996. Devlin has been with the Templeton organization since 1987 and is currently executive vice president and chief investment officer of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc., an indirect wholly owned subsidiary of Franklin Resources, Inc. He oversees Templeton's fixed-income group and directs all investment strategies in both the developed and the emerging fixed-income markets.

  On April 16, 1996, the Fund's Board of Directors adopted a non-fundamental policy permitting investment in Russian securities up to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Emerging Markets Income Fund produced a total return of 23.73% for the one-year period ended August 31, 1996. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 24.31% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) increased by $1.375, from $10.75 per share on August 31, 1995 to $12.00 on August 31, 1996, while the net asset value increased by $1.40, from $11.52 to $12.92. Shareholders received income distributions totaling $1.24 per share. Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.





TEMPLETON EMERGING MARKETS
INCOME FUND

Periods ended 8/31/96


                                             Since
                                             Inception
                                   One-Year  (9/23/93)
Cumulative Total Return(1)
  Based on change
  in net asset value                24.31%   23.37%
  Based on change
  in market price                   23.73%    6.93%

Average Annual Total Return(2)
  Based on change
  in net asset value                24.31%    7.41%
  Based on change
  in market price                   23.73%    2.31%


1. CUMULATIVE TOTAL RETURNS SHOW THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

2. AVERAGE ANNUAL TOTAL RETURNS REPRESENT THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS, EITHER AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN.

THE FUND'S INVESTMENT MANAGER AND SHAREHOLDER SERVICING AGENT WAIVED A PORTION OF THEIR FEES, WHICH REDUCED OPERATING EXPENSES AND INCREASED TOTAL RETURN TO SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                        PERIOD FROM
                                                                                                     SEPTEMBER 23, 1993
                                                                      YEAR ENDED AUGUST 31            (COMMENCEMENT OF
                                                               ---------------------------------       OPERATIONS) TO
                                                                    1996               1995           AUGUST 31, 1994
                                                               ---------------    ---------------    ------------------
Net asset value, beginning of period                              $   11.52          $   12.35            $  14.02
                                                                   --------           --------            --------
Income from investment operations:
   Net investment income                                               1.24               1.33                1.18
   Net realized and unrealized gain (loss)                             1.40               (.92)              (1.77)
                                                                   --------           --------            --------
Total from investment operations                                       2.64                .41                (.59)
                                                                   --------           --------            --------
Underwriting expenses deducted from capital                              --                 --                (.03)
                                                                   --------           --------            --------
Distributions:
   Dividends from net investment income                               (1.24)             (1.24)              (1.00)
   Distributions from net realized gains                                 --                 --                (.05)
                                                                   --------           --------            --------
Total distributions                                                   (1.24)             (1.24)              (1.05)
                                                                   --------           --------            --------
Change in net asset value                                              1.40               (.83)              (1.67)
                                                                   --------           --------            --------
Net asset value, end of period                                    $   12.92          $   11.52            $  12.35
                                                                   ========           ========            ========
TOTAL RETURN*
Based on market value per share                                      23.73%            (4.28)%             (9.71)%
Based on net asset value per share                                   24.31%              3.82%             (4.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                   $ 614,951          $ 548,448            $587,954
Ratio of expenses to average net assets                               1.09%               .81%                .86%**
Ratio of expenses, exclusive of fee waiver, to average net
  assets                                                              1.20%              1.28%               1.25%**
Ratio of net investment income to average net assets                 10.14%             11.79%               9.66%**
Portfolio turnover rate                                              77.90%             58.73%              91.73%

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES: 96.2%
--------------------------------------------------------------------------------------------------------------------------
ALGERIA: 0.4%
                         Banque National D'Algerie FRN, 12/19/94                 U.S.          4,666,667      $  2,473,333
--------------------------------------------------------------------------------------------------------------------------
ARGENTINA: 15.8%
                         Argentina Domestic Securities Trust (Morgan
                            Stanley), 14.75%, 9/01/02                            U.S.         11,800,000        12,213,000
                         Argentina Local Market Securities Trust 1994-I
                            (Goldman Sachs Group, L.P.),
                            13.375%, 8/15/01                                     U.S.         12,500,000        14,281,250
                         Bridas Corp., Yankee,
                            12.50%, 11/18/99                                     U.S.         12,180,000        12,728,100
                         Industrias Metalurgicas Pescarmona,
                            11.75%, 3/27/98, 144A                                U.S.          5,900,000         6,010,625
                         Republic of Argentina:
                            6.813%, FRN, 3/31/05                                 U.S.          8,434,800         6,568,601
                            6.563%, FRN, 3/31/23                                 U.S.         15,000,000        10,368,750
                            5.25%, VRN, 3/31/23, L                               U.S.         65,035,000        34,875,019
                                                                                                              ------------
                                                                                                                97,045,345
--------------------------------------------------------------------------------------------------------------------------
BRAZIL: 13.1%
                         Abril SA, 12.00%, 10/25/03, 144A                        U.S.          5,525,000         5,732,188
                         Brazil C-Bond,
                            8.00%, 4/15/14, payment-in-kind                      U.S.         31,390,533        20,580,732
                         Centrais Electricas Brasileiras SA,
                            10.00%, 10/30/98, 144A                               U.S.          5,550,000         5,695,688
                         Companhia Suzano Papel,
                            10.25%, 10/06/01                                     U.S.          6,000,000         5,895,000
                         Copene-Petroquimica Nordeste SA,
                            9.50%, 10/19/01, 144A                                U.S.         14,150,000        14,061,563
                         Government of Brazil:
                            6.375%, FRN, 1/01/01, A                              U.S.          6,260,800         6,010,368
                            6.50%, 4/15/24                                       U.S.         30,820,000        22,479,338
                                                                                                              ------------
                                                                                                                80,454,877
--------------------------------------------------------------------------------------------------------------------------
BULGARIA: 3.1%
                         Republic of Bulgaria:
                            6.25%, FRN, 7/28/11                                  U.S.         33,820,000        15,028,763
                            6.25%, FRN, 7/28/24                                  U.S.          7,760,000         3,869,524
                                                                                                              ------------
                                                                                                                18,898,287
--------------------------------------------------------------------------------------------------------------------------
CHINA: 0.7%
                         Guangdong Enterprises Holdings Ltd.,
                            8.75%, 12/22/03, 144A                                U.S.          5,000,000         4,615,625
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------------------------------------------------
COLOMBIA: 1.1%
                         Banco Ganadero SA,
                            9.75%, 8/26/99, 144A                                 U.S.          5,580,000      $  5,796,225
                         Empresa Colombiana de Petroleos,
                            7.25%, 7/08/98                                       U.S.          1,000,000           997,500
                                                                                                              ------------
                                                                                                                 6,793,725
--------------------------------------------------------------------------------------------------------------------------
COSTA RICA: 2.4%
                         Banco Central de Costa Rica,
                            6.25%, 5/21/10, A                                    U.S.         16,900,000        12,886,250
                         Instituto Costarricense de Electricidad,
                            8.375%, 1/27/97                                      U.S.          1,900,000         1,902,375
                                                                                                              ------------
                                                                                                                14,788,625
--------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC: 3.1%
                         Ceskoslovenska Obchodni Banka,
                            11.125%, 8/26/97                                     Csk.        144,580,000         5,511,284
                         CEZ, 14.375%, 1/27/01                                   Csk.        122,770,000         4,873,815
                         Skofin, 11.625%, 2/09/98, 144A                          Csk.        230,750,000         8,800,466
                                                                                                              ------------
                                                                                                                19,185,565
--------------------------------------------------------------------------------------------------------------------------
ECUADOR: 5.1%
                         Republic of Ecuador:
                            6.50%, FRN, 12/21/04, 144A                           U.S.          2,230,175         1,669,844
                            6.063%, FRN, 2/28/25                                 U.S.         31,180,000        18,045,425
                            3.25%, FRN, 2/28/25                                  U.S.         32,200,000        11,712,750
                                                                                                              ------------
                                                                                                                31,428,019
--------------------------------------------------------------------------------------------------------------------------
GUATEMALA: 1.8%
                         Associacion Nacional del Cafe, 11.00%, 8/31/98          U.S.         10,910,000        11,128,200
--------------------------------------------------------------------------------------------------------------------------
HUNGARY: 1.6%
                         National Bank of Hungary, 7.95%, 11/01/03               U.S.          9,600,000         9,708,000
--------------------------------------------------------------------------------------------------------------------------
INDIA: 0.8%
                         Essar Gujarat Ltd., 8.099%, FRN, 7/15/99, 144A          U.S.          5,300,000         5,127,750
--------------------------------------------------------------------------------------------------------------------------
INDONESIA: 5.6%
                         PT Astra International, 9.75%, 4/29/01                  U.S.          6,150,000         6,365,250
                         PT Indah Kiat Pulp & Paper Corp.,
                            8.875%, 11/01/00, 144A                               U.S.          4,840,000         4,694,800
                         PT Inti Indorayon Utama, 9.125%, 10/15/00               U.S.          6,830,000         6,608,025
                         PT Polysindo Eka Perkasa, 13.00%, 6/21/01               U.S.          5,000,000         5,450,000

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------------------------------------------------
INDONESIA (cont.)
                         PT Polysindo Intl. Finance Co.,
                            11.375%, 6/15/06, B                                  U.S.          2,535,000      $  2,554,013
                         Tjiwi Kimia Int'l Finance Co., BV,
                            13.25%, 8/01/01                                      U.S.          8,000,000         8,840,000
                                                                                                              ------------
                                                                                                                34,512,088
--------------------------------------------------------------------------------------------------------------------------
JORDAN: 2.2%
                         Kingdom of Jordan:
                            6.438%, FRN, 12/23/05                                U.S.          1,866,558         1,623,905
                            6.438%, FRN, 12/23/23                                U.S.          5,706,250         4,336,750
                            4.00%, VRN, 12/23/23                                 U.S.         13,325,332         7,412,216
                                                                                                              ------------
                                                                                                                13,372,871
--------------------------------------------------------------------------------------------------------------------------
LITHUANIA: 0.6%
                         Republic of Lithuania:
                            10.00%, 12/22/97                                     U.S.            250,000           253,375
                            10.00%, 12/22/97, 144A                               U.S.          3,730,000         3,780,355
                                                                                                              ------------
                                                                                                                 4,033,730
--------------------------------------------------------------------------------------------------------------------------
MEXICO: 11.1%
                         Bancomer SA, 8.00%, 7/07/98                             U.S.         11,100,000        11,016,750
                         Cementos de Mexico SA de CV,
                            10.75%, 7/15/00, 144A                                U.S.          6,340,000         6,458,875
                         United Mexican States:
                            10.813%, FRN, 7/21/97, 144A                          U.S.         13,000,000        13,481,000
                            9.75%, 2/06/01                                       U.S.         23,255,000        23,458,481
                            6.25%, 12/31/19, A                                   U.S.          8,250,000         5,465,625
                            6.25%, 12/31/19, B                                   U.S.         12,745,000         8,443,563
                                                                                                              ------------
                                                                                                                68,324,294
--------------------------------------------------------------------------------------------------------------------------
MOROCCO: 3.9%
                         Kingdom of Morocco, FRN, 1/01/09                        U.S.         32,000,000        23,840,000
--------------------------------------------------------------------------------------------------------------------------
PANAMA: 1.0%
                         Republic of Panama, FRN, 5/10/02                        U.S.          6,461,538         6,186,923
--------------------------------------------------------------------------------------------------------------------------
PERU: 0.5%
                         Guaranteed Capital Corp. Ltd., 11.00%, 3/21/97          U.S.          3,053,333         3,053,333
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------------------------------------------------
PHILIPPINES: 4.7%
                         National Power Corp., 7.625%, 11/15/00, 144A            U.S.         10,000,000      $  9,875,000
                         Philippine Long Distance Telephone Co.:
                            10.625%, 6/02/04                                     U.S.          5,500,000         6,008,750
                            9.25%, 6/30/06                                       U.S.          4,980,000         4,998,675
                         Subic Power Corp., 9.50%, 12/28/08, 144A                U.S.          7,844,357         7,775,719
                                                                                                              ------------
                                                                                                                28,658,144
--------------------------------------------------------------------------------------------------------------------------
POLAND: 3.4%
                         Government of Poland:
                         FRN, 20 Year Bond, 10/27/14                             U.S.          5,000,000         3,953,125
                         FRN, 30 Year Bond, 10/27/24                             U.S.          5,000,000         4,815,625
                            2.75%, 10/27/24                                      U.S.         23,300,000        11,970,375
                                                                                                              ------------
                                                                                                                20,739,125
--------------------------------------------------------------------------------------------------------------------------
RUSSIA: 1.6%
                         Bank Foreign Economic Affairs,
                            7.50%, 9/27/96                                       Ger.          3,000,000         2,027,232
                         *Russia, when issued 12/29/49                           U.S.         17,670,000         7,818,975
                                                                                                              ------------
                                                                                                                 9,846,207
--------------------------------------------------------------------------------------------------------------------------
THAILAND: 1.6%
                         ABN Amro NV, 9.10%, 8/05/97, CD                        Thai.        250,000,000         9,854,574
--------------------------------------------------------------------------------------------------------------------------
TRINIDAD AND TOBAGO: 0.9%
                         Sei Holdings IX Inc., 11.00%, 11/30/00, 144A            U.S.          5,210,000         5,496,550
--------------------------------------------------------------------------------------------------------------------------
URUGUAY: 0.7%
                         Government of Uruguay, 6.75%, 2/19/21, A                U.S.          6,000,000         4,545,000
--------------------------------------------------------------------------------------------------------------------------
VENEZUELA: 9.4%
                         Electricidad de Caracas, 6.625%, FRN, 9/30/03, A1       U.S.          2,662,008         2,009,816
                         Produvisa Capital Corp., 9.50%, 11/29/96                U.S.          6,750,000         6,716,250
                         Republic of Venezuela:
                            6.75%, 3/31/20, A                                    U.S.         45,720,000        29,003,625
                            6.375%, 3/31/20, FRN, W                              U.S.         18,270,000        13,177,238
                            6.4375%, 3/31/20, FRN,                               U.S.          9,380,000         6,765,325
                                                                                                              ------------
                                                                                                                57,672,254
                                                                                                              ------------
TOTAL LONG TERM SECURITIES (cost $581,168,491)                                                                 591,782,444
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.6%
--------------------------------------------------------------------------------------------------------------------------
                         Federal Home Loan Bank, 5.13%, 9/11/96                  U.S.          6,300,000      $  6,292,629
                         Federal Home Loan Mortgage Corp., 5.18% to 5.25%,
                            with maturities to 9/30/96                           U.S.          9,304,000         9,294,002
                         Federal National Mortgage Assn., 5.16% to 5.21%,
                            with maturities to 9/24/96                           U.S.          9,700,000         9,676,157
                         Generale Bank, 5.125%, 9/03/96, TD                      U.S.          8,700,000         8,700,000
                         U.S. Treasury Bill, 4.935%, 9/19/96                     U.S.         18,634,000        18,591,511
                                                                                                              ------------
TOTAL SHORT TERM OBLIGATIONS: (cost $52,538,004)                                                                52,554,299
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 104.8% (cost $633,706,495)                                                                  644,336,743
UNREALIZED LOSS IN FORWARD EXCHANGE CONTRACTS: (0.1)%                                                             (131,106)
OTHER ASSETS, LESS LIABILITIES: (4.7)%                                                                         (29,254,595)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0%                                                                                      $614,951,042
                                                                                                              ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $633,706,495)         $644,336,743
   Receivables:
      Investment securities sold                  614,139
      Interest                                 16,726,413
   Unamortized organization costs                  12,095
                                             ------------
         Total assets                         661,689,390
                                             ------------
Liabilities:
   Payable for investment securities
      purchased                                45,452,474
   Cash overdraft                                 376,320
   Unrealized loss on forward exchange
      contracts (Note 5)                          131,106
   Accrued expenses                               778,448
                                             ------------
         Total liabilities                     46,738,348
                                             ------------
Net assets, at value                         $614,951,042
                                             ============
Net assets consist of:
   Undistributed net investment income       $  9,474,408
   Net unrealized appreciation                 10,545,094
   Accumulated net realized loss              (70,007,427)
   Net capital paid in on shares of
      capital stock                           664,938,967
                                             ------------
Net assets, at value                         $614,951,042
                                             ============
Shares outstanding                             47,605,757
                                             ============
Net asset value per share
   ($614,951,042 / 47,605,757
   shares outstanding)                       $      12.92
                                             ============

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Interest income                               $ 65,163,894
Expenses:
   Management fees (Note 3)    $ 4,352,764
   Administrative fees (Note
      3)                           870,719
   Transfer agent fees (Note
      3)                           520,000
   Custodian fees                  147,000
   Reports to shareholders         205,500
   Audit fees                       40,500
   Legal fees (Note 3)              80,000
   Registration and filing
      fees                          26,500
   Directors' fees and
      expenses                      50,000
   Amortization of
      organization costs             5,764
   Other                             7,558
                               -----------
      Total expenses                             6,306,305
                                              ------------
         Net investment
            income                              58,857,589
Realized and unrealized gain
   (loss):
   Net realized gain on:
      Investments               21,073,668
      Foreign currency
         transactions            1,737,914
                               -----------
                                22,811,582
                               -----------
   Net unrealized
      appreciation
        (depreciation) on:
      Investments               45,128,368
      Foreign currency
         translations of
         other assets and
         liabilities            (1,263,368)
                               -----------
                                43,865,000
                               -----------
      Net realized and
         unrealized gain                        66,676,582
                                              ------------
Net increase in net assets
   resulting from operations                  $125,534,171
                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended August 31, 1996 and 1995

                                                                                              1996             1995
                                                                                          ------------     ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                               $ 58,857,589     $ 63,376,083
      Net realized gain (loss) on investment and foreign currency transactions              22,811,582      (72,882,161)
      Net unrealized appreciation                                                           43,865,000       29,031,471
                                                                                          ------------     ------------
         Net increase in net assets resulting from operations                              125,534,171       19,525,393
   Distributions to shareholders from net investment income                                (59,031,139)     (59,031,139)
                                                                                          ------------     ------------
         Net increase (decrease) in net assets                                              66,503,032      (39,505,746)
Net assets:
      Beginning of year                                                                    548,448,010      587,953,756
                                                                                          ------------     ------------
      End of year                                                                         $614,951,042     $548,448,010
                                                                                          ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks high current income and capital appreciation by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

    (i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

    (ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest,

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

F. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over a five year period.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. Interest income and estimated expenses are accrued daily.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. SECURITIES TRADED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Investment Portfolio. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of August 31, 1996, there were 100,000,000 shares of $.01 par value capital stock authorized. During the years ended August 31, 1996 and 1995, there were no capital share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.85% of the average daily net assets of the Fund. The Fund pays monthly a transfer agent fee to Paine Webber (formerly Kidder, Peabody & Co.) equal, on an annual basis, to 0.10% of average daily net assets of the Fund. TICI and Paine Webber have agreed to reduce their fee by one-half during the Fund's fiscal quarter beginning December 1, 1993 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. Such reduction in fees for TICI and Paine Webber amounted to $581,669 and $60,522, respectively, for the year ended August 31, 1996. The Fund pays TGII monthly a fee of 0.15% per annum of the Fund's average net assets.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $80,000 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996, aggregated $442,330,976 and $414,756,093, respectively. The cost of securities for federal income tax purposes is $635,914,348. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

            Unrealized appreciation                                                            $16,685,939
            Unrealized depreciation                                                             (8,263,544)
                                                                                               ------------
            Net unrealized appreciation                                                        $ 8,422,395
                                                                                               ============

5. FINANCIAL INSTRUMENTS

During the year ended August 31, 1996, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1996, the Fund has an outstanding forward exchange contract for the sale of a currency as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

              Net unrealized loss in forward exchange contract to sell
                21,000,000 Deutschemarks for 14,084,507 U.S. dollars, September 26, 1996         $(131,106)
                                                                                                  ========

6. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis capital losses of $67,000,000 which may be carried over to offset capital gains. Such losses expire in 2003 and 2004.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Emerging Markets Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                          /s/ McGladrey & Pullen, LLP

                                          [McGladrey & Pullen, LLP Signature]
New York, New York
September 27, 1996

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or termination. -- Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Income Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TEI.

For current information about the net asset value, call 1-800-357-0738. If any shareholder is not receiving copies of the Reports to the Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1